                                 EXHIBIT 23.01

                                  CONSENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of our report dated January 4, 2001, which appears on page F-3 of the Annual Report on Form 10-KSB of Intercell Corporation for the year ended September 30, 2000.


/s/ Gelfond Hochstadt Pangburn, P.C.
------------------------------------
    Gelfond Hochstadt Pangburn, P.C.


Denver, Colorado
August 15, 2001